                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
             THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /
    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                    Income Opportunities Fund 1999, Inc.

                               P.O. Box 9011
                     Princeton, New Jersey 08543-9011
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                               SAME AS ABOVE
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(t)(1), or 14a-6(J)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee   computed  on   table  below   per  Exchange   Act  Rules  14a-6(i)(4)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:


         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:


         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1


         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:


         -----------------------------------------------------------------------

/X/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

         $125.00
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

         DEF 14A
         -----------------------------------------------------------------------
     (3) Filing Party:

         Income Opportunities Fund 1999, Inc.
         -----------------------------------------------------------------------
     (4) Date Filed:

         August 24, 1994
         -----------------------------------------------------------------------

Notes:

- -----------------------------

1 Set forth the amount on which the filing fee is calculated and state how it was determined.

                         SUPPLEMENT TO PROXY STATEMENT
                                       OF
                      INCOME OPPORTUNITIES FUND 1999, INC.

    Please note that the 1994 Annual Meeting of Stockholders of Income Opportunities Fund 1999, Inc. will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Friday, October 14, 1994 at 9:00 A.M.